Exhibit 10.1

OMNIBUS AMENDMENT
AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AGREEMENT AND AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of March 22, 2007, is entered into by and among  SCP Distributors LLC (“Distributors”), Superior Pool Products LLC, Horizon Distributors, Inc., a Delaware corporation (each of the foregoing, an “Originator” and collectively, the “Originators”), Superior Commerce LLC (“SPE”), JPMorgan Chase Bank, N.A. f/k/a Bank One, NA (Main Office Chicago), individually (“JPMorgan Chase”), Jupiter Securitization Company LLC f/k/a Jupiter Securitization Corporation (“Conduit” and, together with JPMorgan Chase, the “Purchasers”) and JPMorgan Chase Bank, N.A. f/k/a Bank One, NA (Main Office Chicago), as agent for the Purchasers (the“Agent”), and pertains to (a) that certain RECEIVABLES SALE AGREEMENT dated as of March 27, 2003 by and among the Existing Originators and the SPE (as has been amended prior to the date hereof, the“RSA”), and (b) that certain RECEIVABLES PURCHASE AGREEMENT dated as of March 27, 2003 by and among the SPE, Distributors, the Purchasers and the Agent (as has been amended prior to the date hereof, the“RPA” and, together with the RSA, the “Agreements”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreements.

PRELIMINARY STATEMENTS

Seller has requested that the Agent and the Purchasers amend certain provisions of the Agreements; and

The Agent and the Purchasers are willing to amend the requested provisions on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a)  The definition of “Facility Termination Date” set forth in Exhibit I to the RPA is hereby amended and restated in its entirety to read as follows:

“Facility Termination Date” means the earliest of (i) March 21, 2008, (ii) the Liquidity Termination Date and (iii) the Amortization Date.”

(b)  All references in the Agreements to “Jupiter Securitization Corporation” are hereby replaced with “Jupiter Securitization Company LLC.”

(c)  The text of Exhibit III to the RSA and of Exhibit IV to the RPA is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

               Section 2. Representations and Warranties. In order to induce the Agent and the Purchasers to enter into this Amendment, each of the Originators and the SPE hereby represents and warrants to the Agent and the Purchasers that (a) after giving affect to this Amendment each of such Person’s representations and warranties contained in Article II of the RSA or Article V of the RPA, as applicable, is true and correct as of the date hereof, (b) the execution and delivery by such Person of this Amendment, and the performance of its obligations hereunder, are within its corporate or limited partnership, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited partnership, as applicable, action on its part, and (c) this Amendment has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon:

(a)  Receipt by the Agent of this Amendment duly executed by each of the parties thereto.

(b)  Payment by the Seller to the Agent of a fully-earned and non-refundable renewal fee of $25,000 in immediately available funds.

Section 4. Miscellaneous.

(a)       Except as expressly modified hereby, each of the Agreements remains unaltered and in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

(b)       This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SUPERIOR COMMERCE LLC

By:     /s/ Shaleen Lee
Name:      Shaleen Lee
Title:        President

SUPERIOR POOL PRODUCTS LLC,
SCP DISTRIBUTORS LLC and
HORIZON DISTRIBUTORS, INC.

By:     /s/ Jennifer Neil
Name:      Jennifer Neil
Title:        Secretary

JUPITER SECURITIZATION COMPANY LLC

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:     /s/Maureen E. Marcon
Its:          Vice President

JPMORGAN CHASE BANK, N.A.,
AS A FINANCIAL INSTITUTION AND AS AGENT

By:     /s/Maureen E. Marcon
Its:          Vice President